                                                                    EXHIBIT 10.1

                                           *** TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED

                    AMENDED AND RESTATED RESEARCH AGREEMENT

         This Amended and Restated Research Agreement (the "Agreement") is made this 14th day of June, 2004 and effective on January 1, 2004 (the "Effective Date") by and between DOW CORNING CORPORATION having a principal place of business at 2200 Salzburg Road, P.O. Box 994 Midland, Michigan 48686-0994 ("DCC") and GENENCOR INTERNATIONAL, INC. having a principal place of business at 925 Page Mill Road, Palo Alto, CA 94304-1013 ("GCOR") (collectively referred to herein as the "Parties")

         WHEREAS, the Parties signed a certain Memorandum of Understanding dated [ *** ] (the "MOU") whereby the Parties intended to form a pre-eminent alliance in the Field of Silicon Biotechnology and to negotiate and execute a definitive Research Agreement reflecting a research and development alliance and certain licenses in the Silicon Biotechnology Field (the "Definitive Agreement");

         WHEREAS, the Parties signed a certain Interim R&D Agreement dated [ *** ] the "Interim Agreement") pursuant to which the Parties undertook certain interim research prior to the execution of the Definitive Agreement; and

         WHEREAS, the Parties entered into a Research Agreement as of October 4, 2001 (the "Research Agreement") to constitute the Definitive Agreement as defined in, and contemplated by the MOU which Research Agreement has been twice extended.

         NOW THEREFORE, the Parties agree to Amend and Restate the Research Agreement as follows:

                                    ARTICLE I
                                   DEFINITIONS

1.1 "Affiliate" shall mean any corporation or other entity that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with the designated party but only for so long as such relationship exists. Solely for purposes of this Section 1.1, "Control" shall mean ownership of greater than fifty percent (>50%) of the shares of stock entitled to vote for directors in the case of a corporation and greater than fifty percent (>50%) of the interests in profits in the case of a business entity other than a corporation.

1.2 "Alliance" shall mean the venture undertaken by DCC and GCOR pursuant to the Research Agreement and this Agreement, independent of any Commercial Entity that may be formed.

1.3 "Alliance Rights" shall mean any invention or discovery and Materials, patentable or otherwise, and patent rights associated therewith, which arise out of the R&D Program, and which is first conceived and/or reduced to practice during the R&D Program Term.

                                           *** TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED

1.4 "Alliance Patent Rights" shall mean any patent applications and patents issuing therefrom including any continuations, divisionals, continuations-in-part, both foreign and domestic, claiming Alliance Rights.

1.5 "Annual Operating Plan ("AOP")" shall mean the budget setting forth the GCOR funded Research, Development and Extraordinary Development Activities and the DCC funded Research, Development and Extraordinary Development Activities, as well as the staffing requirements and funding (internal and external) requirements for each twelve (12) month period during the Extended Term, as approved by the Board. The 2004 AOP (as approved by the Board) is attached hereto as Exhibit G and incorporated herein.

1.6       "Board" shall have the meaning set forth in Section 2.3.

1.7      "Commercial Entity" shall have the meaning set forth in Section 8.1.1.

1.8 "Commercial Phase" shall mean on a Project-by-Project basis the phase of the Alliance wherein one or more Party is undertaking commercial activities for a product or process developed during the Research Phase.

1.9 "Controlled or Controls" shall mean with respect to any know-how or patent rights, the ability to grant licenses or sublicenses in the Silicon Biotechnology Field to and/or disclose such without violating the terms of any bona fide agreement with a Third Party to which such patent right is subject.

1.10 "DCC Background Rights" shall mean all know-how and patent rights owned or Controlled by DCC as of the Effective Date of the Research Agreement (excluding any such rights that are subject to an exclusive license to a Third Party) or developed by DCC independently during the R&D Program Term and useful for the research, development and/or commercialization of products or processes in the Silicon Biotechnology Field.

1.11 "Designated Management Representative" shall in the case of DCC be [ *** ] and in the case of GCOR be [ *** ], which representatives shall be responsible for conflict resolution and decision making which is unresolved by the Steering Committee.

1.12 "Development Activities" shall mean on a Project-by-Project basis, those activities undertaken by either Party pursuant to the approved AOP, after a Proof-of-Concept for a product or process has been achieved in a given Project. Development activities generally include activities associated with the scale up of a product or process that meets certain agreed upon functional performance criteria and/or cost specifications, at a scale consistent with commercial validation, but Development Activities specifically exclude Extraordinary Development Activities.

1.13 "Extraordinary Development Activities" shall mean on a Project-by-Project basis, those activities, including but not limited to preparing and filing necessary regulatory documents, conducting appropriate safety and efficacy clinical trials, which are required to obtain necessary regulatory approval to market a given product or process.

                                           *** TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED

1.14 "Full Time Equivalent or (FTE)" shall mean full time equivalent of GCOR research and development personnel including direct and indirect costs.

1.15 "GCOR Background Rights" shall mean all know-how and patent rights owned or Controlled by GCOR as of the Effective Date of the Research Agreement (excluding any such rights that are subject to an exclusive license to a Third Party) or developed by GCOR independently during the R&D Program Term and useful for the research, development and/or commercialization of products or processes in the Silicon Biotechnology Field.

1.16     "Investment" shall have the meaning set forth in Section 8.1(b).

1.17 "Material" shall mean materials and/or biological materials transferred by one Party to the other Party or developed during the R&D Program Term as part of a Project and any information relating to such materials and/or biological materials that arise out of the R&D Program. Biological materials shall include strains, genes, vectors, plasmids, and other DNA sequences or constructs, libraries and the like, together with any progeny, mutants, derivatives or replicated forms thereof.

1.18     "Milestones" shall have the meaning set forth in Section 3.2.

1.19 "Proof of Concept" shall mean on a Project-by-Project basis, a demonstration of feasibility for a defined product or process for a given market.

1.20 "Project" shall mean each specific project with its related Work Plan approved by the Steering Committee for incorporation in the R&D Program.

1.21 "Quarter" shall mean each calendar three (3) month period during the R&D Program Term as measured from the Effective Date.

1.22 "R&D Program" shall mean the twelve (12) month research and development plan and associated Annual Operating Plan as approved by the Board.

1.23     "R&D Program Term" shall have the meaning set forth in Section 10.2.

1.24 "Research Activities" shall mean activities undertaken by either Party pursuant to the approved AOP, starting from an initial Project concept up to initiation of Development Activities.

1.25 "Research Phase" shall mean the phase of the Alliance focused primarily on the R&D Program including Research Activities, Development Activities and Extraordinary Development Activities.

1.26     "Silicon Biotechnology Field" shall mean the [ *** ].

1.27     "Steering Committee" shall have the meaning set forth in Section
         2.3(b).

                                           *** TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED

1.28 "Third Party" shall mean any person or persons including any individual business entity, partnership, corporation, or other entity other than Dow Corning Corporation and Affiliates or Genencor International, Inc and Affiliates.

1.29 "Work Plan" shall mean the detailed work plan developed for each Project within the R&D Program as described in Section 2.3.

                                   ARTICLE II
                      THE RESEARCH AND DEVELOPMENT ALLIANCE

2.1 [ *** ] of Alliance. During the R&D Program Term, except for the pre-existing relationships of GCOR in the Silicon Biotechnology Field as disclosed in Exhibit B or for a relationship arising from a Unilateral Project in which [ *** ] is the Non-Supporting Party, [ *** ] through the Alliance in the Silicon Biotechnology Field.

         During the R&D Program Term, except for the pre-existing relationships of [ *** ] in the Silicon Biotechnology Field as disclosed in Exhibit C, or a relationship arising from a Unilateral Project in which [ *** ] is the Non-Supporting Party, [ *** ] will first notify the Alliance in writing of any biotechnology-based opportunities within the Silicon Biotechnology Field of which [ *** ] is or becomes aware. [ *** ]

2.2 Scope of the Alliance. The initial focus of the Alliance is the research, development and commercialization of products and processes within the Silicon Biotechnology Field, however, as appropriate and upon mutual agreement of the Parties, the Alliance may be expanded to include [ *** ].

2.3      Governance.

         (a) Board. A Board consisting of two (2) members appointed by DCC and two (2) members appointed by GCOR (the "Board") shall govern the Alliance. The Board shall be the ultimate decision-making body with respect to issues presented to it by the Steering Committee, including the approval of the Annual Operating Plan developed by the Steering Committee and any inability of the Steering Committee to resolve any operating issues upon which it deliberates. Actions to be taken by the Board pursuant to the terms of this Agreement shall only be taken following the unanimous vote of the Board. In the event of non-unanimity, the matter shall be referred to the Designated Management Representative of each company together with the Chief Executive Officer of each company.

                                           *** TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED

         (b) Steering Committee. Decisions relative to the day-to-day operations of the Alliance shall be made by a Steering Committee consisting of two (2) members appointed by GCOR and two (2) members appointed by DCC (the "Steering Committee"). The Steering Committee shall monitor and coordinate the Alliance efforts under this Agreement including the conduct of the R&D Program. Each Party has one (1) vote total on any matter within the scope of the R&D Program coming before the Steering Committee. The Steering Committee may invite additional representatives from both parties to participate in meetings as deemed necessary and appropriate.

         While the selection of its respective representatives to the Steering Committee and Board shall be solely at the discretion of DCC and GCOR, it is agreed that the same representatives from either DCC or GCOR, should not be designated for both the Steering Committee and the Board.

         (c) Responsibilities. The Steering Committee shall have general responsibility, subject to the provisions of Section 2.3(e) below, for directing the research and development efforts under the R&D Program and for monitoring the work done under the R&D Program. The Steering Committee shall in good faith discuss matters related, but not limited to:

                  (i) Selecting and prioritizing Projects, setting priorities and time frames for the performance of certain activities and deliverables outlined in the agreed Work Plan for each Project;

                  (ii) Directing the Alliance's research and development efforts under the R&D Program;

                  (iii) Reviewing progress versus agreed work plans for each Project;

                  (iv) Making recommendations on changing, expanding or discontinuing research on project(s);

                  (v) On or before September 1 of each year during the Extended Term, prepare an Annual Operating Plan, consisting of annual budgets, staffing requirements and funding requirements for each Project within the R&D Program (subject to the funding obligations set forth in this Agreement) for review and approval by the Board;

                  (vi)     Resolving possible conflicts of interest;

                  (vii) Recommending inclusion of any third parties or any intellectual property rights or know-how belonging to third parties in the R&D Program;

                  (viii) Reviewing personnel requirements for each goal or project within the R&D Program;

                  (ix) Identifying appropriate Milestones for Continued Projects and payment amounts associated therewith, and reviewing progress toward Milestones and making recommendations that milestone payments have been earned pursuant to the Project Work Plans; and

                  (x) Making US and foreign filing decisions on Alliance Patent Rights.

                                           *** TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED

         (d) Meetings. The Steering Committee shall hold meetings at such times and places as shall be determined by a majority of the entire membership of the Steering Committee, provided that in no event shall such meetings be held less frequently than once every quarter. Such meetings may be held in person or by telephone conference, provided that any decision made during a telephone conference is evidenced by a confirmed writing signed by one or more of the members of the Steering Committee from each Party.

         (e) Votes. Actions to be taken by the Steering Committee pursuant to the terms of this Agreement shall only be taken following the unanimous vote of the Steering Committee. The Steering Committee shall attempt to have all decisions approved by all members of the Steering Committee. If the Steering Committee is unable to reach a unanimous decision, such matters shall be referred to the Board. In the event that the Board is unable to resolve such issues, such issues shall be referred to the Designated Management Representative(s) of each Party for consideration and action. While the Steering Committee may take actions to coordinate the efforts taken by each Party under the R&D Program and to make recommendations concerning the matters set forth in
         Section 2.3(c), the Steering Committee shall not have any authority to enter into any contract or to amend the terms and condition of this Agreement or incur any liability on behalf of either Party but shall be required to refer any such matters to, and obtain authorization from, the Board, or if necessary to the Designated Management Representatives of each Party. Notwithstanding the creation of the Steering Committee, each Party shall retain the rights, powers and discretion granted to it under this Agreement and such Steering Committee shall not be delegated with any such rights, powers or discretion unless the Parties expressly agree in writing.

         (f) Expenses. Each Party shall bear all expenses of its representatives related to the Steering Committee and the Board and the attendance at any meetings of the Steering Committee or Board.

2.4      Funding of Alliance.

         (a) Funding. Based on the Annual Operating Plan approved by the Board, each Party, subject to the terms and conditions set forth herein, shall commit to the approved level of resources and funding set forth in the approved Annual Operating Plan (upon approval, each Annual Operating Plan shall be attached to this Agreement and incorporated herein). Notwithstanding the Annual Operating Plan, in general the Parties agree that funding should in principle be as follows:

                           (i) DCC will fund: (x) [ *** ] performed by [ *** ] personnel; and (y) [ *** ] performed by [ *** ] personnel;

                           (ii) GCOR will fund [ *** ] performed by [ *** ] personnel;

                           (iii) The Parties will mutually agree on funding of [ *** ]; and

                           (iv) Periodically, the Steering Committee will review status of the funded projects and agree to appropriate

                                           *** TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED

                                    modifications of the Annual Operating Plan.

                  In addition, the Alliance may procure funding for Research and Development Activities from other parties, including potential government contract funding.

         (b) Service Rate. [ *** ] performed by GCOR under this Agreement are charged at a rate of [ *** ] for either (i) DCC's reimbursement payment to GCOR for the FTEs expended by GCOR for [ *** ] performed by [ *** ] under the approved Annual Operating Plan, such funding to be paid in accordance with the terms of Section 2.4(c) or (ii) calculating [ *** ] for purposes of Article VIII below. [ *** ] performed by DCC under this Agreement are charged at a rate of [ *** ] for calculating [ *** ] for purposes of Article VIII below. The FTE rates set forth in the is Section 2.4 are subject to the Parties developing a mutually acceptable mechanism for determining their respective FTE rates and henceforth the Parties will use the FTE rate so determined.

         (c) Payment. At the end of each Quarter during the Program Term, GCOR will provide DCC a report confirming the man-months expended during the prior Quarter and send DCC an invoice for the DCC funded FTE's expended by GCOR on the R&D Program during the prior Quarter. DCC will pay GCOR the amount invoiced within thirty (30) days of receipt of the invoice.

         (d) Upon approval by the Board that a Milestone has been achieved, GCOR's Investment (as defined in Section 8.1(b)) in the applicable Continued Project will be credited with the specific milestone payment amount associated with the achieved Milestone.

2.5 Performance. Reimbursement by DCC of GCOR Research Activities pursuant to Section 2.4(c) shall be a condition to GCOR's obligation to perform the work set out in the R&D Program, and shall be a basis for termination of this Agreement by GCOR under Section 10.3 if such payments are not timely made. Subject to adjustments in staffing made by the Steering Committee within the approved Annual Operating Plan, adequate staffing shall be a condition to DCC's obligation to make payments pursuant to Section 2.4, and shall be a basis for termination of this Agreement by DCC under Section 10.3 if staffing is not adequately provided.

                                           *** TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED

2.6 Performance Obligations. The R&D Program shall be conducted at and/or coordinated from the facilities of each Party under the direction and supervision of the Steering Committee. Each Party shall use reasonable commercial efforts to diligently carry out and perform its tasks and duties under the R&D Program within the time periods set out in the Work Plan(s). Each Party shall be responsible for the administrative management and, subject to the funding obligations of DCC under Section 2.4, fiscal control and all other expenses incurred by it for tasks and duties assigned to it in the R&D Program. So long as the R&D Program continues, GCOR and DCC shall periodically (at least quarterly) provide to the Steering Committee progress reports summarizing the technical progress of their respective work. Notwithstanding any other provision herein, provided GCOR shall have used reasonable commercial efforts to perform its tasks and duties under the R&D Program as herein required, GCOR shall not be liable for any failure to achieve its objectives described in the Work Plan on a timely basis or at all.

                                   ARTICLE III

3.1 Milestones. The Milestone triggering events and the amount of the applicable Milestone payment for achieving such Milestone will be agreed to through operation of the Steering Committee for appropriate Continued Projects within the R&D Program. The objectives for the Milestones, timelines or other factors affecting achievement of the Milestone will be agreed upon and set forth in the Work Plan for the relevant Continued Project. Upon approval by the Board, based on the recommendation of the Steering Committee, that a particular Milestone has been achieved, Section 2.4(d) shall apply. The annual Milestone payment [ *** ] to GCOR will be capped at [ *** ] of the amount of [ *** ] under the approved AOP for any calendar year.

                                           *** TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED

                                   ARTICLE IV
                              INTELLECTUAL PROPERTY

4.1 Background Rights. GCOR Background Rights shall continue to be owned or Controlled by GCOR, subject to the licenses granted to DCC pursuant to Section
4.2. DCC Background Rights shall continue to be owned or Controlled by DCC, subject to the licenses granted to GCOR pursuant to Section 4.3.

4.2 GCOR License to DCC. In consideration of the license granted to GCOR pursuant to Section 4.3, GCOR hereby grants to DCC and DCC accepts a [ *** ] license to GCOR Background Rights for the research, development and commercialization of products or processes in the Silicon Biotechnology Field. Periodically and at least annually during the R&D Program Term, GCOR will identify and list GCOR Background Rights that are deemed to be relevant to the research, development and commercialization of products or processes in the Silicon Biotechnology Field and which were specifically utilized in a Project by or for the Alliance during the R&D Program (the "GCOR Listed Rights"). The GCOR Listed Rights are specifically identified and described on a Project-by-Project basis in Exhibit E. Generally, the GCOR Listed Rights will be specifically identified and described when a project becomes a Unilateral Project as defined in Section 8.4 below.

4.3 DCC License to GCOR. In consideration of the license granted to DCC pursuant to Section 4.2, DCC hereby grants to GCOR and GCOR accepts a [ *** ] license to DCC Background Rights for the research, development and commercialization of products or processes in the Silicon Biotechnology Field. Periodically and at least annually during the R&D Program Term, DCC will identify and list DCC Background Rights that are deemed to be relevant to the research, development and commercialization of products or processes in the Silicon Biotechnology Field and which were specifically utilized in a Project by or for the Alliance during the R&D Program (the "DCC Listed Rights"). The DCC Listed Rights are specifically identified and described on a Project-by-Project basis in Exhibit F. Generally, the DCC Listed Rights will be specifically identified and described when a project becomes a Unilateral Project as defined in Section 8.4 below.

4.4 Joint Ownership of Alliance Rights. All right, title and interest in any and all Alliance Rights, regardless of whether those discoveries, Materials and/or inventions are made solely by employees or agents of either DCC or GCOR or jointly by employees or agents of both DCC and GCOR, will be held jointly in the name of DCC and GCOR. Inventorship shall be determined in accordance with US Patent Law. To the extent Third Parties are included in the R&D Program, the Parties will endeavor to obtain ownership of any discoveries, materials (including Biological Materials) and inventions and related patent rights associated with such made by Third Party employees. However, in the event the Parties are unable to obtain ownership, they will at a minimum obtain a license on behalf of both Parties to said discoveries, materials (including Biological Materials) and inventions and related patent rights. The Alliance Patent Rights are specifically identified and described on a Project-by-Project basis in
Exhibit I, which shall be updated periodically and at least annually.

                                           *** TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED

4.5 Commercial Rights to use Alliance Rights. Upon formation of the Commercial Entity, or upon disposition of a Project under Article VIII below, the Alliance Rights will either be exclusively licensed or assigned to the Commercial Entity by DCC and GCOR, or exclusively licensed or assigned to the Supporting Party under Article VIII. At such time the Parties will mutually agree whether to license or assign the Alliance Rights to the Commercial Entity or Supporting Party as applicable, and in the absence of such agreement, the Alliance Rights will be exclusively licensed to the Commercial Entity or Supporting Party (as applicable).

         Subject to Articles VIII and X, neither Party will have the right to make, use or sell products or processes covered by the Alliance Rights nor sublicense the Alliance Rights within or outside the Silicon Biotechnology Field without the prior written agreement of the other Party; provided, however, that each Alliance Partner is hereby granted the right but not the obligation to obtain [ *** ]. If a Party desires to obtain such a royalty-bearing license for use outside the Silicon Biotechnology Field the Party so desiring the license (the "Requesting Party") should provide written notice to the non-requesting party. Upon receipt of such notice, the Parties shall negotiate in good faith the terms and conditions of said license, including for example whether it is [ *** ] and the [ *** ]. In the absence of agreement on reasonable terms of said license within ninety (90) days from notice by the Requesting Party, the Requesting Party shall be granted the license on default terms as follows: [ *** ] The appropriate [ *** ] will be negotiated by the Parties taking into consideration such factors as [ *** ].

4.6 Recommendations on [ *** ] Alliance Rights. The Steering Committee may make recommendations to the Parties regarding exploitation of the Alliance Rights within the Silicon Biotechnology Field [ *** ].

4.7 Preparation / Prosecution of Patent Applications. All reasonable costs (excluding internal time and costs) associated with the preparation, filing, prosecution and maintenance of any patent applications or patents covering Alliance Rights shall be [ *** ]. The Parties through the Steering Committee will agree whether DCC, GCOR or a jointly agreed upon outside counsel will prepare, file and prosecute any given patent application taking into consideration the nature of the invention and the expertise of the Parties relating to the invention. The Parties shall cooperate in the preparation and filing of any patent applications, including sharing copies of such intended filings with adequate time for review and comment by the other Party and the parties shall have the opportunity to review and comment on substantive matters with respect to the preparation, filing and prosecution of any Alliance Patent Rights.

4.8 Acquisition of Third Party Intellectual Property. The Parties through the Steering Committee will mutually agree how and whether to license any intellectual property owned or controlled by Third Parties which may be necessary to meet the objectives of the R&D Program of this Agreement.

4.9 No Implied License or Right. No license or right is granted by implication or otherwise with respect to any patent application or patent except as specifically set forth herein.

4.10 Infringement of Third Party Patents by the Parties. Should either Party become aware of any patent that would be infringed by the Research or Development Activities

                                           *** TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED

undertaken in the R&D Program, or be sued for infringement thereof, that Party shall notify the other Party promptly in writing. The Parties shall promptly discuss and decide the best way to abate such potential infringement or defend such action, proceeding or suit.

4.11 Infringement of Patent Rights by Third Parties. Because the Alliance Patent Rights detailed herein are jointly owned, in the event of any infringement of any such Alliance Patent Rights, the Parties will promptly discuss and decide how to enforce such Alliance Patent Rights against an alleged Third Party infringer. The Parties will cooperate in any action taken to enforce the Alliance Rights and will reach agreement on various issues relating to any such enforcement action including, but not limited to, determining which Party will lead such enforcement action, and any settlement discussions, cost sharing and award sharing (if any).

                                    ARTICLE V
                                 CONFIDENTIALITY

5.1 Confidential Information. In consideration of disclosure by either of the Parties to the other Party of confidential information in written or oral form or in the form of samples, the recipient and the recipient's Affiliates undertake for a period of [ *** ] years from the termination or expiration of the R&D Program Term to treat received information as strictly confidential and therefore not to disclose it to any Third Party (except reliable employees and Affiliates and sublicensees under similar secrecy obligations), and to make no commercial use of it except for the purposes of this Agreement or except as otherwise specifically provided for herein. This obligation does not apply to:

                  (a) information which, at the time of disclosure, is already in the public domain;

                  (b) information which, after disclosure, becomes a part of the public domain by publication through no violation of this Agreement;

                  (c) information which the recipient is able to prove by competent written evidence to have been in the recipient's possession prior to any disclosure by the disclosing Party;

                  (d) information which is hereafter lawfully disclosed by a third party to the recipient, which third party did not acquire the information under a still effective obligation of confidentiality to the disclosing Party; and

                  (e) information which is independently developed by or for a Party outside the Silicon Biotechnology Field.

5.2 Press Release. The Parties will endeavor to issue a joint press release after execution of this Agreement. Neither Party shall issue any other public statement concerning the existence or terms of this Agreement or any activities related hereto without consulting and agreeing with the other Party. However, each Party may disclose this Agreement or any activities related hereto without the other Party's approval if such approval has been requested but not received within forty-eight (48) hours and such

                                           *** TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED

party concludes, after consulting with its legal advisors, that it is required by law or regulatory or listing agency to disclose the transaction or part thereof.

                                   ARTICLE VI
                         REPRESENTATIONS AND WARRANTIES

6.1      By DCC. DCC represents and warrants to GCOR that:

         (a) Corporate Power. As of the Effective Date, DCC is duly organized and validly existing under the laws of the State of Michigan and has full corporate power and authority to enter into this Agreement and carry out the provisions hereof;

         (b) Due Authorization. As of the Effective Date, DCC is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder. The person executing this Agreement on DCC's behalf has been duly authorized to do so by all requisite corporate action;

         (c) Binding Agreement. This Agreement is a legal and valid obligation binding upon DCC and enforceable in accordance with its terms. As of the Effective Date, the execution, delivery and performance of this Agreement by DCC does not to the best of its knowledge conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any material law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it;

         (d) Technology Ownership. DCC owns or Controls the DCC Background Rights and has the right to grant to GCOR the [ *** ] license granted under Section 4.2 hereof and that said license does not conflict with or violate the terms of any agreement between DCC and any Third Party;

         (e) Prior Agreement. Except as set forth on Exhibit C, as of October 4, 2001, DCC [ *** ];

                                           *** TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED

6.2      By GCOR. GCOR represents and warrants to DCC that:

         (a) Corporate Power. As of the Effective Date, GCOR is duly organized and validly existing under the laws of the State of Delaware and has full corporate power and authority to enter into this Agreement and carry out the provisions hereof;

         (b) Due Authorization. As of the Effective Date, GCOR is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder. The person executing this Agreement on GCOR's behalf has been duly authorized to do so by all requisite corporate action;

         (c) Binding Agreement. This Agreement is a legal and valid obligation binding upon GCOR and enforceable in accordance with its terms. As of the Effective Date, the execution, delivery and performance of this Agreement by GCOR does not to the best of its knowledge conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any material law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it;

         (d) Technology Ownership. GCOR owns or Controls the GCOR Background Rights and has the right to grant to DCC the [ *** ] license granted under Section 4.2 hereof and that said license does not conflict with or violate the terms of any agreement between GCOR and any Third Party; and

         (e) Prior Agreement. Except as set forth on Exhibit B, as of October 4, 2001, GCOR [ *** ].

6.3 Disclaimer. NEITHER PARTY GUARANTEES THE SAFETY OR USEFULNESS OF ANY PRODUCT. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT NEITHER PARTY MAKES ANY REPRESENTATION OR WARRANTY TO THE OTHER PARTY OF ANY NATURE, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF NONINFRINGEMENT, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

                                   ARTICLE VII
                                 INDEMNIFICATION

7.1 By DCC. DCC shall defend, indemnify and hold GCOR harmless against any liability, damage, loss, cost or expense, including legal fees arising out of or resulting from: (i) DCC's breach of a material term of this Agreement; and (ii) DCC's breach of any representation or warranty set forth in Section 6.1.

7.2 By GCOR. GCOR shall defend, indemnify and hold DCC harmless against any liability, damage, loss, cost or expense, including legal fees arising out of or resulting from: (i) GCOR's breach of a material term of this Agreement; and (ii) GCOR's breach of a representation or warranty set forth in Section 6.2.

                                           *** TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED

7.3 Notice and Cooperation. If either party hereunder receives notice of any claim or of the commencement of any action, administrative or legal proceeding, or investigation as to which the indemnity provided for in Article VII hereof may apply:

         (a) The party seeking indemnification shall notify the indemnifying party of such fact within 14 days at the address noted in
         Section 11.7; provided that the failure to so notify shall not release an indemnifying party of its obligation hereunder unless such failure shall be materially detrimental to the defense of any such action, proceeding or investigation; and

         (b) The party seeking indemnification shall cooperate with and assist the indemnifying party and its representatives in the investigation and defense of any claim and/or suit for which indemnification is provided.

7.4 Defense and Settlement. The indemnifying party shall control the defense of any claim and/or suit for which indemnification is provided under this Article VII. This agreement of indemnity shall not be valid as to any settlement of a claim or suit or offer of settlement or compromise without the prior written approval of the indemnifying party.

                                  ARTICLE VIII
                      PROJECT DISPOSITION/COMMERCIALIZATION

8.1      Project Disposition.

         (a) Exhibit H sets forth the status as of the Effective Date of the Projects within the R&D Program. At any time during the Extended Term a Party may request that the Steering Committee review the appropriateness of continued support of any Project or may notify the Steering Committee that such Party no longer desires to continue supporting a given Project. Upon such request or notification, and after review with the Steering Committee the Parties may either jointly
         (i) continue the Project ("Continued Project"); or (ii) discontinue the Project ("Discontinued Project); or one Party may continue the Project independent of the other Party ("Unilateral Project"). These project dispositions are detailed below.

         (b)      For purposes of this Article VIII, "Investment" shall mean [
                  *** ].

                                           *** TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED

8.2 Continued Project. In circumstances where both Parties wish to continue supporting a Project ("Continued Project"), the following principles shall apply. The Parties will fund and staff the Continued Project consistent with the approved Annual Operating Plan and Work Plan. Upon entering the Commercial Phase, the Parties intend to share equally in the value created by commercialization of the product or process arising from such Continued Project through a joint venture corporation or partnership (the "Commercial Entity"). The Parties [ *** ] that the Commercial Entity will be owned in percentages that will reflect [ *** ] by GCOR and [ *** ] by DCC under the assumption that the Parties' relative Investment in the Continued Project; will be [ *** ]; provided, however, if such Investments are not [ *** ], the Party who has made [ *** ] than the other Party [ *** ] shall be able to [ *** ] to the Commercial Entity in order to [ *** ] made by [ *** ] and [ *** ] for purposes of [ *** ] of the Commercial Entity that each of the Parties will own. For the avoidance of doubt, [ *** ] for purposes of this Section 8.2 shall [ *** ]. Appropriate [ *** ] will be determined upon formation of the Commercial Entity based on the following formula: [ *** ].

The [ *** ] has the right to [ *** ] so that [ *** ] can [ *** ] of the Commercial Entity, provided, however, that [ *** ] shall expire after [ *** ] from the [ *** ]. Thereafter, [ *** ] may only [ *** ] upon agreement of [ *** ]. During the [ *** ] the Commercial Entity shall be [ *** ].

The [ *** ] will be determined by the Board based on a recommendation by the Steering Committee. This date is generally intended to be the date a Project moves from [ *** ] into [ *** ] and/or [ *** ] respectively and thereby aligned with the funding principles in Section 2.4(a). Items to be considered in this decision can include [ *** ].

                                           *** TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED

8.3 Discontinued Project. In circumstances where both Parties (through operation of the Steering Committee) decide to discontinue supporting a Project ("Discontinued Project"), the Parties will: (i) promptly wind down and stop any Research or Development Activities related to the Discontinued Project; (ii) make a determination on whether to continue prosecution and/or maintenance of any Alliance Patent Rights related to the Discontinued Project consistent with
Section 4.7; (iii) document each Party's Investment with respect to the Discontinued Project [ *** ]; and (iv) make a determination of whether to outlicense or otherwise divest for value the Alliance Rights associated with the Discontinued Project to a Third Party. Only in the event the Parties jointly, out-license or otherwise divest for value, the Alliance Rights associated with the Discontinued Project or subsequently jointly commercialize a product or process arising from the Discontinued Project shall the Parties [ *** ] through the proceeds of such out-license or divestiture or through commercialization.

         If the Parties outlicense or otherwise divest for value the Alliance Rights associated with the Discontinued Project, any proceeds from such outlicense or divestiture (whether upfront payments, milestone payments or royalties) will [ *** ]. [ *** ], any additional proceeds from such outlicense or divestiture (whether upfront payments, milestone payments or royalties) will be split [ *** ] by the Parties. If the Parties jointly commercialize a product or process from such a Discontinued Project, the terms of Section 8.2 shall apply.

8.4 Unilateral Project. In the event one of the Parties wishes to discontinue supporting a Project (the "Non-Supporting Party") while the other of such Parties wishes to continue supporting such Project (the "Supporting Party") and the Supporting Party does continue the Project independently ("Unilateral Project"), then the Non-Supporting Party will: (a) promptly wind down and stop any of its Research and/or Development Activities relating to the Unilateral Project and transfer to the Supporting Party all necessary information for the Supporting Party to continue the Unilateral Project; (b) transfer to the Supporting Party by license or assignment, as provided for in Section 4.5, all of its right, title and interest in the Alliance Rights as well as the obligation to prosecute and maintain at the Continuing Party's expense the Alliance Patent Rights. In exchange for the Non-Supporting Party taking such actions, the Supporting Party will upon [ *** ] Non-Supporting Party by one of the following methods:

         (i) [ *** ] Payment. The Supporting Party will make a [ *** ] payment to the Non-Supporting Party in the [ *** ] in the Unilateral Project from the Effective Date of the Research Agreement until the decision that the Supporting Party will continue the Project as a Unilateral Project.

                                           *** TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED

         (ii) [ *** ] Payments. The Supporting Party will pay the Non-Supporting Party a [ *** ] by the Parties. Said [ *** ] shall be a [ *** ] of the product or process resulting from the Unilateral Project and payment shall begin upon the date of first commercial sale of such product or process and continue until such time as the Supporting Party has paid royalties to the Non-Supporting Party [ *** ] by the Non-Supporting Party in the Unilateral Project (the "[ *** ] Term"). The terms and conditions of the [ *** ] payment will be subject to a definitive [ *** ] agreement (the "[ *** ] Agreement") to be executed by the Parties promptly after the decision for the Supporting Party to continue the Project as a Unilateral Project and in no event later than 3 months after such decision. [ *** ] will be calculated using [ *** ] discount rate over the period of time the investment was made, at the time the Project becomes a Unilateral Project and the calculated amount will be included in the [ *** ] Agreement. If the Parties cannot agree on the applicable [ *** ] rate it will be [ *** ] payable for the [ *** ] Term.

         (iii) Combination of [ *** ] Payment and [ *** ] Payments. Alternatively, the Parties may agree to a combination of a [ *** ] payment and [ *** ] payments applying the principles specified in items (i) and (ii) above.

8.5 In the event that none of the mechanisms specified in Sections 8.2-8.4 apply, the Parties may consider other mechanisms to account for any imbalance. Including, but not limited to, [ *** ]. These and other alternatives may be considered by the Parties and their tax, accounting, and legal advisors, taking into consideration the facts and circumstances applicable to the Parties at the time.

                                   ARTICLE IX
                               SCIENTIST EXCHANGE

9.1 As part of the R&D Program, the Parties may request to have employees of either Party visit the other Party as visiting scientists in order to work on the R&D Program. In accordance with a request received by a Party (the "Requesting Party") the other Party (the "Hosting Party") will make all reasonable efforts to accommodate any such reasonable request. All costs for such visiting scientists will be borne by the Requesting Party.

         A visiting scientist may be present and perform research activities in Hosting Parties' facilities AT HIS/HER OWN RISK. In no event shall the Hosting Party be held liable for any injury, harm, or death incurred by a visiting scientist.

         Any research, development, discovery, or invention performed or made by a visiting scientist during the term of his/her visiting scientist role, including any patent or other intellectual property rights relating thereto, shall be owned in accordance with Article IV of this Agreement.

         If, in the course of a visiting scientist role hereunder, a visiting scientist receives proprietary information of GCOR or DCC relating to research, development, business operations, equipment or products of either Party, such information shall be subject to

                                           *** TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED

Article V hereof as GCOR Confidential Information or DCC Confidential Information, respectively, regardless of whether its receipt is confirmed in writing.

Nothing herein shall entitle any visiting scientist to, or render him/her eligible to, participate in any benefits or privileges extended to GCOR or its employees or DCC or its employees. The Parties may request any visiting scientist to sign appropriate agreements or disclaimers as deemed necessary by the Hosting Party

                                    ARTICLE X
                              TERM AND TERMINATION

10.1 Term of the Agreement. This Agreement, unless terminated sooner as provided herein shall expire at the expiration or termination of the R&D Program Term.

10.2 Term of the R&D Program. The R&D Program shall begin on the Effective Date and continue for a term of two (2) years (the "Initial Term") which term is hereby extended until December 31, 2005 (the "Extended Term"). Collectively, the Initial Term and Extended Term are referred to herein as the R&D Program Term.

10.3 Material Breach. In the event that either Party breaches any material provision of this Agreement, the non-breaching Party upon sixty (60) days' written notice to the breaching Party may terminate this Agreement. However, if such breach is corrected within the sixty (60) day period and there are no unreimbursed damages resulting from the breach, the Agreement shall continue in force.

10.4 Termination by DCC. DCC may terminate the R&D Program and this Agreement by providing sixty (60) day prior written notice to GCOR at the end of the Initial Term or at the [ *** ] during the Extended Term.

10.5 Termination by GCOR. GCOR may terminate the R&D Program and this Agreement by providing sixty (60) day prior written notice to DCC at the end of the Initial Term or at the [ *** ] during the Extended Term.

10.6 Mutual Termination. The Parties may mutually agree to terminate the R&D Program and the Agreement at the end of the Initial Term or anytime during the Extended Term.

                                           *** TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED

10.7     Effect of Termination.

         (a)      Termination by DCC.

                  (i) If DCC terminates the R&D Program and this Agreement,
                      pursuant to Section 10.3, then [ *** ].

                  (ii)If DCC terminates the R&D Program and this Agreement
                      pursuant to Section 10.4 [ *** ], then the [ *** ] license granted by DCC to GCOR in DCC Background Rights for use in the research, development and commercialization of products and processes in the Silicon Biotechnology Field pursuant to Section 4.3 [ *** ] as follows.

                           a. Said license will be [ *** ] up to a cap [ *** ] after termination (the "Amended License"). The royalty will be agreed to by the Parties taking into consideration the relative contribution of the [ *** ] to the commercial product, and such other factors as are reasonably considered in similar transactions.
                           b. The Amended License shall continue for a period of [ *** ] from the date of termination.

         Additionally, the [ *** ] license granted by GCOR to DCC in GCOR Background Rights for use in the research, development and commercialization of products and processes in the Silicon Biotechnology Field pursuant to Section 4.2 [ *** ]. The Parties will continue to own all Alliance Rights [ *** ].

         (b)      Termination by GCOR.

                  (i) If GCOR terminates the R&D Program and this Agreement, pursuant to Section 10.3, then DCC's license in GCOR's Background Rights [ *** ].

                  (ii) If GCOR terminates the R&D Program and this Agreement pursuant to Section 10.5 and prior to the formation of the Commercial Entity, then the [ *** ] license granted by GCOR to DCC in GCOR Background Rights for use in the research, development and commercialization of products in the Silicon Biotechnology Field pursuant to Section 4.2 will continue for a period of [ *** ] from the date of termination.

                                           *** TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED

                  Additionally, the [ *** ] license granted by DCC to GCOR in DCC Background Rights for use in the research, development and commercialization of products in the Silicon Biotechnology Field pursuant to Section 4.3 [ *** ]. [ *** ] or processes made, used or sold employing the Alliance Rights. The [ *** ] taking into consideration the relative contribution of the Alliance Rights to the commercial product and such other factors as are reasonably considered in similar transaction.

                  Additionally, [ *** ] from entering a relationship with a Third Party in the Silicon Biotechnology Field for a period of [ *** ] from the date of termination.

         (c) Mutual Termination. In the event the Alliance Partners mutually agree to terminate the R&D Program and this Agreement pursuant to Section 10.6 [ *** ], the [ *** ] license granted by each Party to the other Party in its respective Background Rights will be amended to provide that the license [ *** ]. This amended license will continue for a period of [ *** ] from the date of termination. The Parties will continue to [ *** ].

         Additionally, [ *** ] from entering a relationship with a Third Party in the Silicon Biotechnology Field for a period of [ *** ] from the date of mutual termination.

                                   ARTICLE XI
                                  MISCELLANEOUS

11.1 Force Majeure. Each of the Parties hereto shall be excused from the performance of its obligations hereunder and shall not be liable for damages to the other in the event that such performance is prevented by circumstances beyond its effective control. Such excuse from performance shall continue for as long as the condition responsible for such excuse continues and for a period of thirty (30) days thereafter, provided that if such excuse continues for a period of one hundred and eighty (180) days, the Party whose performance is not being prevented shall be entitled to withdraw from this Agreement. For the purpose of this Agreement circumstances beyond the effective control of the Party which excuse said Party from performance shall include, without limitation, acts of God, enactments, regulations or laws of any government, injunctions or judgment of any court, war, civil commotion, destruction of facility or materials by fire, earthquake, storm or other casualty, labor disturbances and failure of public utilities or common carrier.

                                           *** TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED

11.2 Independent Contractors. Nothing in this Agreement is intended or shall be deemed to constitute a partnership, agency, employment or joint venture relationship between the Parties. All activities by the Parties hereunder shall be performed by the Parties as independent parties. Neither Party shall incur any debts or make any commitment for or on behalf of the other Party except to the extent, if at all, specifically provided herein or subsequently agreed upon.

11.3 Limitation On Assignment. Except as provided herein, neither Party may assign this Agreement nor any interest or obligation hereunder except with the prior written consent of the other, which consent shall not be unreasonably or untimely withheld. Either Party may assign this Agreement in connection with the sale or transfer of all or substantially all of its business to which this Agreement relates or upon sale or transfer of all or substantially all of its business assets whether by merger, sale of stock, sale or transfer of assets or other transaction. Any permitted assignee shall assume all of the obligations of its assignor under this Agreement.

11.4 Amendments of Agreement. This Agreement may be amended or modified or one or more provisions hereof waived only by a written instrument signed by both Parties.

11.5 Severability. In the event that any one or more of the provisions of this Agreement should for any reason be held by any court or authority having jurisdiction over this Agreement and the Parties to be invalid, illegal or unenforceable, such provisions shall be deleted in such jurisdiction; elsewhere this Agreement shall not be affected.

11.6 Article Headings. The section headings contained in this Agreement are for convenience only and are to be of no force or effect in construing and interpreting this Agreement.

11.7 Notices. Any notice, report, request, approval, payment, consent or other communication required or permitted to be given under this Agreement shall be in writing and shall for all purposes be deemed to be fully given and received, if delivered in person or sent by registered mail, postage prepaid or by facsimile transmission to the respective parties at the following addresses:

                  If to DCC:                Dow Corning Corporation
                                            2200 W. Salzburg Road
                                            P.O. Box 994
                                            Midland, Michigan 48686-0994
                                            Telefax: 989-496-5956
                                            Attention: [ *** ]

                  If to GCOR:               Genencor International, Inc.
                                            925 Page Mill Road
                                            Palo Alto, CA 94304
                                            Telefax: 650-845-6504
                                            Attention: General Counsel

                                           *** TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED

Either Party may change its address for the purpose of this Agreement by giving the other Party written notice of its new address.

11.8 Non-Waiver For Failure To Enforce Compliance. The express or implied waiver by either Party of a breach of any provision of this Agreement shall not constitute a continuing waiver of other breaches of the same or other provisions of this Agreement.

11.9 Applicable Law. This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware.

11.10 Authority To Sign; Counterparts. Each person signing below and each Party on whose behalf such person executes this Agreement warrants that he, she or it as the case may be, has the authority to enter into this Agreement. This Agreement may be executed in one or more counterparts, each of which is an original but all of which, taken together, shall constitute one and the same instrument.

                                           *** TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED

                                   ARTICLE XII
                        PROVISION OF BIOLOGICAL MATERIALS

12.1 Material Transfer. Material made available to a party ("Receiving Party") by the other party ("Delivering Party") is made available for research purposes within the R&D Program only and shall not be used for any other purpose without the prior written consent of the Delivering Party. Material provided hereunder will not be used for experiments in which human beings are subjected to the Material, nor for research purposes other than the R&D Program, for Third Parties, nor will Material be transferred to any party outside the Receiving Party without the prior written consent of the Delivering Party. Except as provided in Section 4.4, the Receiving Party obtains no rights or license in the transferred Material nor may the Receiving Party file any patent applications claiming such Material. The Receiving Party will handle such Material in compliance with all laws, regulations and guidelines applicable to the Material and its use. The Material is experimental in nature, and is provided AS IS without any warranties with respect to performance or fitness for particular purpose, or to completeness and accuracy of information accompanying the Material. The Receiving Party acknowledges that the Material is provided AS IS and without any representation or warranty, express or implied unless otherwise agreed by the Parties.

         IN WITNESS WHEREOF, this Research Agreement has been entered into on the last date signed by the Parties below.

DOW CORNING CORPORATION

By: ______________________________________
Name: Jean-Marc Gilson
Title: Vice President, Advanced Technologies & Ventures Business
Date: ____________________________________

GENENCOR INTERNATIONAL, INC.

By: ______________________________________
Name:     Thomas J. Pekich
Title:    Group Vice President, Bioproducts
Date: ____________________________________

                                           *** TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED

                                    EXHIBIT A

                                     [ *** ]

                                           *** TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED

                                    EXHIBIT B
                  SECTION 2.1 GCOR PRE-EXISTING RELATIONSHIPS:

                                     [ *** ]

                                           *** TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED

                                    EXHIBIT C
                   SECTION 2.1 DCC PRE-EXISTING RELATIONSHIPS:

                                     [ *** ]

                                           *** TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED

                                    EXHIBIT D
                          PAGE INTENTIONALLY LEFT BLANK

                                           *** TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED

                                    EXHIBIT E

                               GCOR LISTED RIGHTS

                             to be added by addendum

                                           *** TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED

                                    EXHIBIT F

                                DCC LISTED RIGHTS

                             to be added by addendum

                                           *** TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED

                                    EXHIBIT G
                                APPROVED 2004 AOP

                                     [ *** ]

                                           *** TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED

                                    EXHIBIT H
                               STATUS OF PROJECTS

                        TO BE UPDATED ON AN ONGOING BASIS

                                     [ *** ]

                                           *** TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED

                                    EXHIBIT I

                             ALLIANCE PATENT RIGHTS

                                     [ *** ]